                                MAP-EQUITY FUND

To Our Shareholders:

PERFORMANCE AND RECOGNITION

For the six months ending June 30, 1998, MAP-Equity Fund returned 13.6% after expenses versus the Standard & Poor's 500 Index ("S&P 500") return of 17.7%. The S&P 500 is a generally accepted index of unmanaged securities, unburdened by expenses. We estimate that the risk level of the portfolio was 88.3% of the market for the period.

MAP-Equity continues to earn Morningstar's highest 5-star (*****) rating as well as public recognition of its historical performance. The Fund maintained its overall five-star rating as of June 30, 1998 for the last 3-, 5-, and 10-year periods.(1) (Note: There are 2,545, 1,462, and 707 funds in Morningstar's domestic equity category for the 3-, 5-, and 10-year periods, respectively.) MAP-Equity was featured as one of "The Money 100--The World's Best Mutual Funds" in the June issue of MONEY magazine. In July of this year, MONEY also named MAP-Equity number 27 in its list of the "Top 50 Stock Funds of the Bull Market."

IMPORTANT ORGANIZATIONAL DEVELOPMENTS

Very recently, you received a "sticker" supplement to your MAP-Equity prospectus dated August 6. This notice announced the proposed sale of most of the life insurance and annuity businesses of MAP-Equity's current sponsor, MBL Life Assurance Corporation, to Anchor National Life Insurance Company, a subsidiary of SunAmerica, Inc. The supplement also described the possible effects of that transaction on MAP-Equity, on its investment adviser, Markston Investment Management, and on its distributor, First Priority Investment Corporation. I want to further discuss what this announcement and related actions may mean for MAP-Equity and for you as an investor in the Fund, including the future directions currently being considered by MAP-Equity's Board of Directors.

THE BOARD IS EXPLORING ALL POSSIBLE OPTIONS FOR CONTINUING THE FUND, BUT ADMINISTRATIVE AND ORGANIZATIONAL CHANGES WILL BE NECESSARY.

MBL Life indirectly holds a 51 percent partnership interest in Markston Investment Management; the remaining 49% is held by the portfolio managers. As it now stands, MBL Life and SunAmerica are currently negotiating a possible sale of MBL Life's interest. If there is a change of control of Markston, the Board of Directors and shareholders will be asked to approve a new investment advisory agreement.

In any event, the distributor, First Priority, which is an indirectly owned subsidiary of MBL Life, will most likely be dissolved at some point in 1999. MBL Life will also cease to be the Fund's sponsor at that time.

In light of these facts, the Board is also considering other steps it might take, including continuing the current investment advisory relationship with Markston, retaining a new investment adviser, affiliating with a new distributor, and hiring a third-party organization to provide administrative services. Of course, you will be asked to approve any new investment advisory and/or distribution agreements.

The sale of MBL Life's insurance businesses will effect a resolution to the Mutual Benefit Life Rehabilitation. As a result, MBL Life, which owns 49 percent of the outstanding shares of MAP-Equity, will redeem its shares completely. This will be done through a pro rata distribution of assets, without creating taxable gain, loss, or income for the Fund. This large withdrawal will affect the Fund's operating costs to a certain degree. To

---------
(1)Morningstar's proprietary ratings reflect risk-adjusted performance and are subject to change each month. Overall ratings are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bills with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in an investment category receive five stars. For a copy of the current Morningstar report, including its analysis, please call First Priority Investment Corporation.

lessen the impact on the remaining shareholders through the end of this year, First Priority will assume the operating expenses of the Fund (with some exceptions) to the extent the expenses exceed one percent (on an annualized basis) of daily net assets.

As the important issues related to MAP-Equity's future organization are resolved, shareholders will receive timely notice and will have the opportunity to approve certain proposed changes. In evaluating any alternatives, you should know that the Board is committed to maintaining the Fund's record of superior investment performance, reasonable expense levels and high quality shareholder services. In the meantime, we appreciate your continued support and welcome your comments and observations.

                                          Sincerely,

                                                     [SIGNATURE]
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

August 10, 1998

                        REPORT OF THE INVESTMENT ADVISER

Dear Fellow Shareholders:

For the first six months of 1998, the MAP-Equity Fund posted appreciation of 13.6% and maintained its five star rating (*****) from Morningstar. During this period, the Fund carried a risk level that was 88.3% of the market. In addition, Morningstar cited MAP-Equity as one of the most under appreciated funds of 1997.

Recent market volatility has served as a wake-up call for many investors. The relatively smooth ride they have come to enjoy and expect appears to have hit a bump in the road. While not able to predict the future, we continue to strive to deliver long-term appreciation of capital coupled with a moderate level of risk.

Some of our better performers during the first half include Allmerica Financial, Harte-Hanks, Pharmacia & Upjohn, National Computer Systems and Time Warner.

ALLMERICA appreciated 30% during the first half. It is a former mutual insurance company that has been transformed by Jack O'Brien, formerly #2 to Ned Johnson at Fidelity. Under O'Brien, Allmerica has emerged as one of the fastest growing sellers of annuities in the U.S.

HARTE-HANKS also helped appreciating 39% in the first half. Harte-Hanks is the leading domestic provider of marketing services, as well as the largest publisher of weekly shoppers. Both businesses enjoy above average internal growth and above average cash margins. This has enabled Harte-Hanks to further enhance its growth by acquiring complementary small marketing companies. All of this became apparent after Harte-Hanks sold its slow growing newspapers in October 1997. In our view, Wall Street is just beginning to recognize the positive changes.

PHARMACIA & UPJOHN increased 26% during the first half of 1998. It has posted surprisingly positive results while it continues to pursue new product opportunities and move toward a performance based culture.

NATIONAL COMPUTER SYSTEMS (NLCS) also helped performance by appreciating 36% during the first half. The new CEO at NLCS, Russ Gullotti, has changed the culture at the company and narrowed its focus to the domestic education market. The company's competitive position has been strengthened through a series of small acquisitions which have made NLCS one of the leaders in supplying software and services to the Kindergarten through 12(th) grade market. All of this is happening against a culture wide move toward higher expectations from our schools. The change in cultural expectations shows up in the statewide testing contracts NLCS is receiving to measure the competency of our schools. NLCS dominates this business. Overall, we expect the company to post 15% to 17% internal growth over the next three to five years.

There were several reasons TIME WARNER appreciated 38% during the first half. AT&T's purchase of Telecommunications, Inc. stock highlighted the value placed on cable systems. Time Warner's systems are well clustered and already have undergone significant upgrades. As a result of these capital investments, net capital spending (capital spending minus depreciation) should be flat through 2001, resulting in surging free cash flow which will be used to pay down debt and repurchase shares. We would not be surprised to see Time Warner enter a strategic alliance with a long distance carrier to further leverage the value of their cable systems.

Two of our poorer performers during the first half were MedPartners and Global DirectMail.

MEDPARTNERS stock price continued to drop despite a new management team that is heavily incentivized with stock options. There are several issues management must deal with. One is relations with key physician groups in the aftermath of the stock decline. Many physicians received stock when they sold their practices to MedPartners, which subsequently declined dramatically. There may be ill-will towards the company. Another issue is the degree to which management can renegotiate unprofitable contracts. It is not in HMO's interest to have a financially unstable provider of services which could potentially compromise the quality of care. A third issue is whether the company can sell non strategic assets at an attractive price.

GLOBAL DIRECTMAIL declined after it announced that sales in May were below budget and that second quarter earnings were likely to come in at roughly half of the previous expectations. We believe that this entrepreneurially run enterprise will adjust operations to achieve acceptable profitability

                                          Sincerely,

                                                     [SIGNATURE]
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

August 10, 1998

STATEMENT OF ASSETS AND LIABILITIES
MAP-EQUITY FUND
JUNE 30, 1998 (UNAUDITED)

ASSETS
Investments:
  Common stocks (cost $59,841,528)..............................................  $ 89,704,090
  Preferred stocks (cost $183,286)..............................................       551,963
  Short-term investments (cost $19,017,936).....................................    19,017,936
                                                                                  ------------
                                                                                   109,273,989
Cash............................................................................        19,926
Receivable for investment securities sold.......................................       360,213
Receivable for Fund shares sold.................................................        94,925
Dividends and interest receivable...............................................        80,968
Other assets....................................................................         6,415
                                                                                  ------------
        Total Assets............................................................   109,836,436
                                                                                  ------------
LIABILITIES
Payable for investment securities purchased.....................................       285,189
Accrued investment advisory fee.................................................        88,232
Accounts payable and accrued expenses...........................................        58,853
                                                                                  ------------
        Total Liabilities.......................................................       432,274
                                                                                  ------------
        Net Assets..............................................................  $109,404,162
                                                                                  ------------
                                                                                  ------------
NET ASSETS
Capital stock (4,238,414 shares of $1.00 par value capital stock outstanding,
  21,000,000 shares authorized).................................................  $  4,238,414
Paid-in capital.................................................................    65,054,671
Accumulated undistributed net investment income.................................       609,423
Accumulated undistributed net realized gain from security transactions..........     9,270,415
Net unrealized appreciation of investments......................................    30,231,239
                                                                                  ------------
        Net Assets..............................................................  $109,404,162
                                                                                  ------------
                                                                                  ------------
Net asset value and redemption price per share ($109,404,162  DIVIDED BY
  4,238,414 shares of capital stock outstanding)................................        $25.81
                                                                                  ------------
                                                                                  ------------
Computation of maximum public offering price per share -- $25.81  DIVIDED BY
  .9525 (on sales of $50,000 or more, the maximum sales charge and, accordingly,
  the offering price, is reduced)...............................................        $27.10
                                                                                  ------------
                                                                                  ------------

STATEMENT OF OPERATIONS
MAP-EQUITY FUND
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
  Dividends.....................................................................  $    590,025
  Interest......................................................................       298,137
                                                                                  ------------
                                                                                       888,162
Expenses:
  Investment advisory fee.......................................................       188,089
  Transfer Agent................................................................        39,304
  Custodian.....................................................................        36,423
  Audit.........................................................................        13,700
  State taxes...................................................................        10,520
  Legal.........................................................................         9,000
  Filing fees...................................................................         8,488
  Insurance expense.............................................................         6,989
  Printing......................................................................         6,718
  Directors' fees...............................................................         4,000
  Miscellaneous.................................................................         2,855
                                                                                  ------------
                                                                                       326,086
                                                                                  ------------
        Net Investment Income...................................................       562,076
                                                                                  ------------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions..................................     7,459,799
  Increase in unrealized appreciation of investments............................     4,760,264
                                                                                  ------------
    Net Gain on Investments.....................................................    12,220,063
                                                                                  ------------
    Net Increase in Net Assets Resulting from Operations........................  $ 12,782,139
                                                                                  ------------
                                                                                  ------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
MAP-EQUITY FUND
(UNAUDITED)

                                                               SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  1998            1997
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.....................................  $    562,076    $  1,004,104
  Net realized gain from security transactions..............     7,459,799      13,691,368
  Increase in unrealized appreciation of investments........     4,760,264       6,028,801
                                                              -------------   -------------
    Net Increase in Net Assets Resulting from Operations....    12,782,139      20,724,273
                                                              -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income......................             0      (1,043,783)
  Distributions from net realized gain from security
    transactions............................................             0     (12,333,249)
                                                              -------------   -------------
    Total Distributions to Shareholders.....................             0     (13,377,032)
                                                              -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase in net assets from capital share
    transactions............................................     2,449,833      13,234,335
                                                              -------------   -------------
    Net Increase in Net Assets..............................    15,231,972      20,581,576

NET ASSETS
  Beginning of period.......................................    94,172,190      73,590,614
                                                              -------------   -------------
  End of period (including undistributed net investment
    income of $609,423 and $47,347, respectively)...........  $109,404,162    $ 94,172,190
                                                              -------------   -------------
                                                              -------------   -------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MAP-EQUITY FUND
JUNE 30, 1998 (UNAUDITED)

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 COMMON STOCKS (81.99%)
                 COMPUTER SOFTWARE (0.02%)
         1,800   Cirrus Logic, Inc.*...................................................  $      20,025
                                                                                         -------------

                 CONSUMER NON-DURABLES (8.93%)
        61,780   Archer Daniels Midland Co.............................................      1,196,987
        13,600   Bestfoods, Inc........................................................        789,650
        10,600   Clorox Co.............................................................      1,010,975
        14,900   Coca-Cola Co..........................................................      1,273,950
        12,300   First Brands Corp.....................................................        315,187
        28,576   Gillette Co...........................................................      1,619,902
        37,000   National Service Industries, Inc......................................      1,882,375
         6,800   Newell Co.............................................................        338,725
        22,400   Quaker Oats Co........................................................      1,230,600
         4,100   Tupperware Corp.......................................................        115,313
                                                                                         -------------
                                                                                             9,773,664
                                                                                         -------------
                 ENERGY (2.03%)
        19,000   Amoco Corp............................................................        790,875
         1,774   Apache Corp...........................................................         55,881
         4,900   Pennzoil Co...........................................................        248,063
         2,000   Petroleum Helicopters, Inc., voting...................................         40,000
         5,800   Petroleum Helicopters, Inc., non-voting...............................        116,000
        17,600   Royal Dutch Petroleum Co..............................................        964,700
                                                                                         -------------
                                                                                             2,215,519
                                                                                         -------------
                 FINANCIAL SERVICES (11.02%)
        79,284   Allmerica Financial Corp..............................................      5,153,460
         8,400   American Express Co...................................................        957,600
         5,600   Argonaut Group, Inc...................................................        177,100
        29,500   Health Care Property Investors, Inc...................................      1,063,844
        26,400   Northern Trust Corp...................................................      2,011,350
        25,032   Popular, Inc..........................................................      1,661,499
        15,700   Reliance Group Holdings, Inc..........................................        274,750
         1,804   St. Paul Companies, Inc...............................................         75,881
        48,900   United Dominion Realty Trust, Inc.....................................        678,488
                                                                                         -------------
                                                                                            12,053,972
                                                                                         -------------
                 HEALTH CARE (10.69%)
        70,300   Access Health, Inc.*..................................................      1,792,650
        15,900   Biogen, Inc.*.........................................................        777,112

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 HEALTH CARE (CONTINUED)
         8,100   Cooper Companies, Inc.*...............................................  $     295,144
        21,200   Humana, Inc.*.........................................................        661,175
         4,000   Johnson & Johnson.....................................................        295,000
       213,857   Medpartners, Inc.*....................................................      1,710,856
       100,600   Pharmacia & Upjohn, Inc...............................................      4,640,175
        16,600   Schering-Plough Corp..................................................      1,520,975
                                                                                         -------------
                                                                                            11,693,087
                                                                                         -------------
                 INDUSTRIAL (9.45%)
        55,900   Commscope, Inc.*......................................................        904,881
         6,300   Cummins Engine, Inc...................................................        322,875
        35,700   Dravo Corp.*..........................................................        327,994
         7,600   IMC Global, Inc.......................................................        228,950
        14,700   Lone Star Industries, Inc.............................................      1,132,819
        21,300   Minnesota Mining & Manufacturing Co...................................      1,750,594
        19,600   Morgan Products Ltd.*.................................................         89,425
        20,600   Ogden Corp............................................................        570,363
        34,088   Pentair, Inc..........................................................      1,448,740
         6,800   Valspar Corp..........................................................        269,450
        30,900   Vulcan Materials Co...................................................      3,296,644
                                                                                         -------------
                                                                                            10,342,735
                                                                                         -------------
                 MEDIA/ENTERTAINMENT/LEISURE (17.30%)
       178,166   ACNielsen Corp.*......................................................      4,498,691
        17,500   Cognizant Corp........................................................      1,102,500
        24,000   Dun & Bradstreet Corp.................................................        867,000
        22,700   Eastman Kodak Co......................................................      1,658,519
       218,200   Harte-Hanks Communications............................................      5,632,287
         9,600   Information Resources, Inc.*..........................................        177,600
         5,821   Mattel, Inc...........................................................        246,301
        30,400   Meredith Corp.........................................................      1,426,900
        19,900   Nelson, Thomas Inc....................................................        266,162
        30,300   Time Warner, Inc......................................................      2,588,756
         7,400   Times Mirror Co., Series A............................................        465,275
                                                                                         -------------
                                                                                            18,929,991
                                                                                         -------------
                 MISCELLANEOUS (0.60%)
        12,700   Catalina Marketing Corp.*.............................................        659,606
                                                                                         -------------
                 PUBLISHING (0.08%)
        26,600   R.H. Donnelley Corp.*.................................................         80,759
                                                                                         -------------

MAP-EQUITY FUND
JUNE 30, 1998 (UNAUDITED)

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 RETAIL (8.11%)
        66,980   Burlington Coat Factory Warehouse Corp................................  $   1,507,050
        83,246   CVS Corp..............................................................      3,241,391
        46,809   Cash America International, Inc.......................................        713,837
       113,500   Charming Shoppes, Inc.*...............................................        535,578
        32,624   Genovese Drug Stores, Inc., Class A...................................        640,246
         7,900   Hartmarx Corp.*.......................................................         59,744
         2,100   Meyer, Fred, Inc.*....................................................         89,250
        23,500   Oshkosh B'Gosh, Inc., Class A.........................................      1,045,750
        67,900   Vicorp Restaurants, Inc.*.............................................      1,043,963
                                                                                         -------------
                                                                                             8,876,809
                                                                                         -------------
                 TECHNOLOGY (8.65%)
        13,000   3-D Systems Corp.*....................................................        127,563
        26,700   Avid Technology, Inc.*................................................        892,781
        16,700   Bay Networks, Inc.*...................................................        538,575
         1,600   Calcomp Technology, Inc.*.............................................          3,800
        45,800   Checkpoint Systems, Inc.*.............................................        646,925
        17,000   Electronic Data Systems Corp..........................................        680,000
        16,100   Glenayre Technologies, Inc.*..........................................        173,075
        76,600   Global Directmail Corp.*..............................................        967,075
         3,000   Motorola, Inc.........................................................        157,687
       142,200   National Computer Systems, Inc........................................      3,395,025
        12,400   Shared Medical System Corp............................................        910,625
         4,000   Triquint Semiconductor, Inc.*.........................................         76,000
        23,389   Vishay Intertechnology, Inc.*.........................................        419,540
        30,600   Xircom, Inc.*.........................................................        474,300
                                                                                         -------------
                                                                                             9,462,971
                                                                                         -------------
                 UTILITIES (5.11%)
        15,100   Cinergy Corp..........................................................        528,500
         5,412   Duke Power Co.........................................................        320,661
         4,500   Eastern Utilities Assoc...............................................        118,125

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 UTILITIES (CONTINUED)
        20,000   GTE Corp..............................................................  $   1,112,500
        62,421   Houston Industries, Inc...............................................      1,927,248
         9,150   Northwest Natural Gas Co..............................................        255,628
         5,000   Piedmont Natural Gas, Inc.............................................        168,125
        15,530   Sprint Corp...........................................................      1,094,865
         4,400   UniSource Energy Corp.*...............................................         69,300
                                                                                         -------------
                                                                                             5,594,952
                                                                                         -------------
                 TOTAL COMMON STOCKS...................................................     89,704,090
                                                                                         -------------
                 PREFERRED STOCKS (0.51%)

                 MEDIA/ENTERTAINMENT/LEISURE (0.44%)
        17,004   News Corp. Ltd., limited voting*......................................        480,363
                                                                                         -------------
                 MISCELLANEOUS (0.07%)
         6,400   Craig Corp., Class A*.................................................         71,600
                                                                                         -------------
                 TOTAL PREFERRED STOCKS................................................        551,963
                                                                                         -------------

  PRINCIPAL
    AMOUNT
--------------

                 SHORT-TERM INVESTMENTS (17.38%)
$   19,085,000   U.S. Treasury Bills, 4.59% to 4.95%,
                   due July 2 to August 13, 1998.......................................     19,017,936
                                                                                         -------------
                 TOTAL INVESTMENTS (99.88%)............................................  $ 109,273,989
                                                                                         -------------
                                                                                         -------------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP-EQUITY FUND (UNAUDITED)

NOTE A  -- SIGNIFICANT ACCOUNTING POLICIES
MAP-Equity Fund (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DIVIDENDS AND INTEREST INCOME: Dividends from investment securities and dividends to shareholders are recorded on the ex-dividend date and interest is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation which is a wholly-owned subsidiary of the MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is
 .30%. The fee is computed and accrued daily and paid quarterly. For the period ended June 30, 1998, the basic advisory fee amounted to $254,254. The actual fee amounted to $188,089 which reflected a downward performance adjustment of $66,165.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC"), a wholly-owned subsidiary of MBLLAC Holding Corporation. During the period ended June 30, 1998, the Fund was advised that FPIC received $78,062 as distributor of the Fund's shares. FPIC paid this amount to its sales force.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $1,200. Aggregate fees paid during the period to the Fund's disinterested directors amounted to $2,600. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors, officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE C  -- RELATED PARTY TRANSACTIONS
As of June 30, 1998, MBL Life owned 2,087,581 or 49% of the outstanding shares of the Fund.

On July 15, 1998, MBL Life entered into an agreement with Anchor National Life Insurance Company, a subsidiary of SunAmerica, Inc. ("SunAmerica"), for the purchase of the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation of The Mutual Benefit Life Insurance Company (the predecessor in interest to MBL
Life), the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will occur no later than December 31, 1998 (the "Closing"). The Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation.

In connection with the resolution of the proceedings associated with the Plan of Rehabilitation, MBL Life has indicated its intent to redeem its entire interest in the Fund. Redemptions of Fund shares by MBL Life will cause the Fund's ratio of expenses to average net assets to increase. However, FPIC has agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions and extraordinary expenses) to the extent such daily expenses exceed 1.00% on an annualized basis of the Fund's daily net assets through December 31, 1998.

At present, MBL Life's interest in Adviser will not be included in the Acquisition. However, Sun America and MBL Life have agreed to negotiate for a sale of MBL Life's interest in Adviser during the sixty day period beginning on July 15, 1998. Also, under the terms of the Acquisition, MBL Life's interest in FPIC will not be included in the assets of MBL Life that are transferred to Anchor National. At the present time, it is anticipated that FPIC will begin the process of terminating all business operations at some point in time after the Closing.

NOTE D  -- CAPITAL STOCK

A summary of capital share transactions follows:

                                               Six Months Ended June 30, 1998         Year Ended December 31, 1997
                                              ---------------------------------     ---------------------------------
                                                 Shares              Amount            Shares              Amount
                                              -------------       -------------     -------------       -------------
Shares sold.................................        150,120       $   3,798,462           133,282       $   3,080,596
Shares issued in reinvestment of income
  dividends and capital gain
  distributions.............................              0                   0           563,972          12,915,669
                                              -------------       -------------     -------------       -------------
                                                    150,120           3,798,462           697,254          15,996,265
Less shares repurchased.....................        (54,681)         (1,348,629)         (116,774)         (2,761,930)
                                              -------------       -------------     -------------       -------------
Net increase in number of shares outstanding
  and net assets resulting from capital
  share transactions........................         95,439       $   2,449,833           580,480       $  13,234,335
                                              -------------       -------------     -------------       -------------
                                              -------------       -------------     -------------       -------------

NOTE E  -- PURCHASES AND SALES OF INVESTMENTS
Purchases and proceeds from sales of investments during the period ended June 30, 1998, other than short-term investments, aggregated $13,338,787 and $18,740,573, respectively.

The identified cost of investments owned at June 30, 1998 for federal income tax purposes was $79,042,750. At June 30, 1998, gross unrealized appreciation of investments was $32,630,344 and gross unrealized depreciation was $2,399,105 resulting in net unrealized appreciation of $30,231,239 for federal income tax purposes.

NOTE F  -- DISTRIBUTIONS AND DIVIDENDS
A capital gain distribution and income dividend of $0.43 and $0.14 per share, respectively, was declared by the Board of Directors on August 20, 1998, payable on September 1, 1998 to shareholders of record on August 20, 1998.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                MAP-EQUITY FUND
                                  (UNAUDITED)

Selected data for each share of capital stock outstanding throughout the periods indicated:

                                     SIX MONTHS
                                        ENDED          YEAR ENDED DECEMBER 31,
                                      JUNE 30,    ----------------------------------
                                        1998       1997     1996     1995     1994
                                     -----------  -------  -------  -------  -------
Net Asset Value, Beginning of
  Period............................    $ 22.73   $ 20.66  $ 19.36  $ 16.67  $ 18.13
                                     -----------  -------  -------  -------  -------
Net investment income...............       0.13      0.28     0.36     0.43     0.37
Net realized and unrealized gain on
  investments.......................       2.95      5.49     4.16     4.90     0.13
                                     -----------  -------  -------  -------  -------
Net increase in net assets from
  operations........................       3.08      5.77     4.52     5.33     0.50
                                     -----------  -------  -------  -------  -------
Dividends from net investment
  income............................         --     (0.29)   (0.36)   (0.43)   (0.37)
Distributions from net realized gain
  from security transactions........         --     (3.41)   (2.86)   (2.07)   (1.59)
Distribution in excess of net
  investment income (see Note A)....         --        --       --    (0.14)      --
                                     -----------  -------  -------  -------  -------
Total distributions.................         --     (3.70)   (3.22)   (2.64)   (1.96)
                                     -----------  -------  -------  -------  -------
Net Asset Value, End of Period......    $ 25.81   $ 22.73  $ 20.66  $ 19.36  $ 16.67
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Total Return(1).....................      13.55%    27.99%   23.82%   32.50%    2.76%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Period
  (thousands).......................    $109,404  $94,172  $73,591  $60,467  $48,130
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratio of Expenses to Average Net
  Assets............................       0.32%     0.82%    0.74%    0.81%    1.07%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratio of Net Investment Income to
  Average Net Assets................       0.54%     1.18%    1.82%    2.30%    2.03%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Portfolio Turnover Rate.............      14.51%    57.57%   52.88%   39.40%   39.31%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Average Commission Rate Paid........    $0.0232   $0.0235  $0.0261       --       --
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------

----------
(1) Total return does not reflect the sales commission (maximum 4.75%) charged on Fund shares.

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS
(UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on January 21, 1971. Prior to May 1, 1995, the Fund was known as the Mutual Benefit Fund.

                                        Per share
                                --------------------------
                                 Dividends
                    Net asset    from net       Capital
                      value     investment       gains
  Period ended      per share     income     distributions
----------------------------------------------------------
December 31, 1971   $   10.81    $     .09            --
December 31, 1972       11.27          .10   $       .02
December 31, 1973        8.98          .08            --
December 31, 1974        6.52          .17            --
December 31, 1975        8.26          .155           --
December 31, 1976        9.70          .18            --
December 31, 1977        9.05          .225           --
December 31, 1978        8.86          .33            --
December 31, 1979        9.46          .43            --
December 31, 1980       10.77          .53            --
December 31, 1981       10.55          .45            --
December 31, 1982       11.60          .775         1.39
December 31, 1983       13.93          .37           .28
December 31, 1984       11.08          .39          2.51
December 31, 1985       12.89          .38          1.01
December 31, 1986       13.65          .315         1.66
December 31, 1987       11.65          .475         1.03
December 31, 1988       14.27          .31           .52
December 31, 1989       17.46          .41           .44
December 31, 1990       15.84          .54           .19
December 31, 1991       19.66          .49           .05
December 31, 1992       20.02          .43          1.28
December 31, 1993       18.13          .36          3.21
December 31, 1994       16.67          .37          1.59
December 31, 1995       19.36          .43          2.21
December 31, 1996       20.66          .36          2.86
December 31, 1997       22.73          .29          3.41
June 30, 1998           25.81          --             --
----------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the period ended June 30, 1998:

INVESTMENTS ADDED
Cirrus Logic, Inc.
Commscope, Inc.
Information Resources, Inc.
Johnson & Johnson
Meyer, Fred, Inc.
Pennzoil Co.
R.H. Donnelley Corp.
St. Paul Companies, Inc.
Triquint Semiconductor, Inc.

INVESTMENTS ELIMINATED
Adobe Systems, Inc.
CII Financial, Inc. (bonds)
Hasbro, Inc.
Imation Corp.
Integrated Systems, Inc.
Intel Corp.
Lubrizol Corp.
Mazel Stores, Inc.
McDonald's Corp.
National Education Corp. (bonds)
Olsten Corp.
Pete's Brewing Co.
Stanhome, Inc.
Storage Technology Corp.
USF&G Corp.

                                MAP-EQUITY FUND
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION CONCERNING THE FUND AND THE SALES COMMISSION CHARGED ON FUND SHARES.

FS-306 (8-98)
15152

                                     [LOGO]

                                      MAP-
                                  EQUITY FUND
                               SEMIANNUAL REPORT
                                 JUNE 30, 1998
                              --------------------